Exhibit 99.1

News Release

5 Sarnowski Drive, Glenville, New York 12302
(518) 377-3311 Fax: (518) 381-3668

Subsidiary: Trustco Bank

Contacts:	Robert M. Leonard
Executive Vice President and
Chief Operating Officer
(518) 381-3693

Lauren A. McCormick
Vice President, Treasurer, and
Assistant Corporate Secretary
(518) 381-3673

Delivering Shareholder Value, TrustCo Declares Dividend;
Quarterly Payment of $0.38 Per Share

Glenville, New York – February 17, 2026

The Board of Directors of TrustCo Bank Corp NY (TrustCo, Nasdaq: TRST) on February 17, 2026 declared a quarterly cash dividend of $0.38 per share, or $1.52 per share on an annualized basis.  The dividend will be payable on April 1, 2026 to shareholders of record at the close of business on March 6, 2026.

Chairman, President, and Chief Executive Officer Robert J. McCormick said: “The generation of long-term shareholder value is a central focus for our board and management team.  The dividend declared today is a key part of our strategy in this regard, along with our share repurchase program and our keen focus on delivering solid business results.  Over time, the historic dependability of our dividend payments has allowed shareholders to compound their investment in support of building financial security or their other financial goals – such as saving for homeownership, college education, or retirement.  It is our goal every day to achieve the kind of performance that delivers these results.  We are pleased that performance again this quarter supports these efforts.”

About TrustCo Bank Corp NY

TrustCo Bank Corp NY is a $6.4 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 134 offices in New York, New Jersey, Vermont, Massachusetts, and Florida.

In addition, the Bank’s Wealth Management Department offers a full range of investment services, retirement planning and trust and estate administration services.  The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

Forward-Looking Statements

All statements in this news release that are not historical are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future developments, results or periods. Examples of forward-looking statements include, among others, statements we make regarding our expectations for our future performance, including our expectations regarding our capital position and capital management strategy, including our stock repurchase program.  Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made and which are subject to factors and uncertainties that could cause actual results to differ materially for TrustCo from the views, beliefs and projections expressed in or implied by such statements, including but not limited to, risks and uncertainties relating to future  changes in interest rates; external economic factors, such as changes the interest rate policies of the Federal Reserve Board and other changes in monetary policy, as well as ongoing inflationary pressures and continued elevated prices; exposure to credit risk in our lending activities; the risk of weakness in residential real estate markets; limitations on our ability to pay dividends; the impact of the manner in which we allocate capital; the risks and uncertainties set forth under the heading “Risk Factors” in our most recent Annual Report on Form 10-K for the year ended December 31, 2024, and, if any, our subsequent Quarterly Reports on Form 10-Q; the financial, operational and legal risks and uncertainties detailed from time to time in TrustCo’s filings with the Securities and Exchange Commission, including within the cautionary statements contained in such filings; and the effect of all of such items on our operations, liquidity and capital position, and on the financial condition of our borrowers and other customers. The forward-looking statements contained in this news release represent TrustCo management’s judgment as of the date of this news release. TrustCo disclaims, however, any intent or obligation to update forward-looking statements, either as a result of future developments, new information or otherwise, except as may be required by law.